UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 19, 2006
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                             ALTEX INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                     1-9030                  84-0989164
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 (State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)


                     PO Box 1057 Breckenridge, CO 80424-1057
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code:  (303) 265-9312
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 19, 2006, but effective October 1, 2006, the Registrant renewed its employment agreement with its president, Steven H. Cardin, for a term of five years on substantially the same terms as were contained in the Company's previous Employment Agreement and ancillary agreements with Mr. Cardin, which agreements were effective October 1, 2001. Under the Agreement, Mr. Cardin is to receive a salary of $244,334.08 per annum, which is to continue to increase at no less than five percent per annum, and a bonus that shall continue to be no less than ten percent of the pre-tax profits of the Company, payable, at Mr. Cardin's election, in either cash or Common Stock of the Company at fair market value.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ALTEX INDUSTRIES, INC.

Date: November 1, 2006             /s/ STEVEN H. CARDIN
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                                   By: Steven H. Cardin, Chief Executive Officer


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